UNITEDSTATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 24, 2011

VOMART INTERNATIONAL AUTO PARTS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction   of Incorporation)

000-53169	26-032648
(Commission File Number)	(IRS Employer Identification No.)

NO. 288 Maodian Road
Liantang Industrial Park, Qingpu District
Shanghai, People’s Republic of China	N/A
(Address of Principal Executive Offices)	(Zip Code)

+86 21-39252120
(Registrant’s Telephone Number, Including Area Code)

Teen Education Group, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On June 24, 2011, Vomart International Auto Parts, Inc., a Delaware corporation formerly known as Teen Education Group, Inc. (the "Company"), received an approval from the Financial Industry Regulatory Authority (“FINRA”) clearing the Company’s name change from " Teen Education Group, Inc." to " Vomart International Auto Parts, Inc.” According to FINRA’s approval, the name change will take effect on June 27, 2011. Concurrently with the name change, the Company’s trading symbol was changed from "TEDG" to "VOMT".

On June 21, 2011, the Secretary of State of Delaware accepted for filing of the Company’s Amended and Restated Certificate of Incorporation that changed the Company’s name from Teen Education Group, Inc. to Vomart International Auto Parts, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOMART INTERNATIONAL AUTO PARTS, INC.
Date: June 24, 2011
	By:	/s/ Zhoufeng Shen
Name: Zhoufeng Shen Title: Chief Executive Officer